UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2015

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 with regard to the Registration Rights Agreement, Item 2.03 with respect to the Amended Credit Agreement and Item 5.02 with regard to the Employment Agreements and Non-Competition Agreement (each as defined below) is incorporated herein by reference.

Item 2.01 Completion of Acquisition

Completion of the Lindblad Mergers

On July 8, 2015, Capitol Acquisition Corp. II (“Capitol”), now known as Lindblad Expeditions Holdings, Inc., completed a series of mergers (the “Lindblad Mergers”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 9, 2015, by and among Capitol, Argo Expeditions, LLC, Capitol’s direct wholly-owned subsidiary, Argo Merger Sub, Inc., a direct wholly-owned subsidiary of Argo Expeditions, LLC, and Lindblad Expeditions, Inc., a New York corporation (“Lindblad”), as amended by that certain Amendment No. 1 thereto dated as of April 30, 2015 and that certain Amendment No. 2 thereto dated as of May 1, 2015. Upon the completion of the Lindblad Mergers, Lindblad became a direct wholly-owned subsidiary of Capitol. Immediately following the Lindblad Mergers, Capitol changed its name to Lindblad Expeditions Holdings, Inc. The post-merger company on a consolidated basis, combining “Capitol” and “Lindblad”, is referred to as the “Company”.

Lindblad provides expedition cruising and adventure travel experiences. It provides itineraries that feature up-close encounters with wildlife and nature and promote guest empowerment and interactivity.

As consideration for the Lindblad Mergers, the former Lindblad stockholders received an aggregate of (i) $90,000,000 in cash (a portion of which was paid as transaction bonuses) and (ii) 20,017,787 shares of common stock of Capitol. Capitol also assumed outstanding Lindblad stock options and converted such options into options to purchase an aggregate of 3,821,696 shares of common stock of Capitol with an exercise price of $1.76 per share, which was determined pursuant to a formula set forth in the Merger Agreement.

The Merger Agreement was previously filed as an exhibit to Capitol’s current report on Form 8-K filed on March 10, 2015. Each of Amendment No. 1 and Amendment No. 2 to the Merger Agreement were previously filed as an exhibit to Capitol’s current report on Form 8-K filed on May 4, 2015. At the closing of the Lindblad Mergers, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), which is described on page 50 of the Definitive Proxy Statement (as defined below) and the description of which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Capitol was immediately before the Lindblad Mergers, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the following information is being provided to satisfy such requirements.

Business

The business of the Company is described in Capitol’s Definitive Proxy Statement, filed with the Securities and Exchange Commission (“SEC”) on June 24, 2015 (the “Definitive Proxy Statement”), in the section entitled “Business of Lindblad” beginning on page 117 and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement section entitled “Risk Factors – Risks Related to Our Business and Operations Following the Merger with Lindblad” beginning on page 29 and are incorporated herein by reference.

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Selected Financial Data

Prior to the Lindblad Mergers, Capitol was a blank check company with no operations. Therefore, because Lindblad is now a wholly-owned subsidiary of Capitol, we have presented Lindblad’s selected historical financial information as that of the Company.

The selected financial data of Lindblad as of and for the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013, 2012, 2011 and 2010 is set forth in the Definitive Proxy Statement, on page 25, and is incorporated herein by reference.

Prior to the completion of the Lindblad Mergers, Capitol was a blank check company with no operations. Therefore, because Lindblad is now our operating entity, we have presented Lindblad’s management’s discussion and analysis as that of the Company.

Lindblad’s management’s discussion and analysis of results of operations and financial condition for the three months ended March 31, 2015 and 2014 and for the years ended December 31, 2014, 2013 and 2012 is set forth in the Definitive Proxy Statement, on pages 134 through 147, and is incorporated herein by reference.

Properties

The Company’s properties are described in the Definitive Proxy Statement, on page 133 under the caption “Properties”, and on Capitol’s Annual Report on Form 10-K, filed with the SEC on March 13, 2015 (the “Form 10-K”), in Item 2 and such descriptions are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of July 8, 2015 by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;
•	each of Company’s executive officers and directors; and
•	all of Company’s executive officers and directors as a group.

The percentage of beneficial ownership is calculated based on 44,717,759 outstanding shares of common stock as of July 8, 2015. Derivative securities exercisable or convertible into shares of our common stock within sixty (60) days of July 8, 2015 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding securities, but are not deemed outstanding for computing the percentage of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership
Directors and Executive Officers(1) :
Sven-Olof Lindblad	14,125,827	(2)	31.6%
Mark D. Ein	7,461,091	(3)	15.3%
L. Dyson Dryden	2,380,142	(4)	5.2%
Ian T. Rogers	954,469	(5)	2.1%
Trey Byus	318,156	(6)	*
Richard Fontaine	—		—
Pete Miller	—		—
John M. Fahey	—		—
Paul J. Brown	—		—
All directors and executive officers as a group (9 persons)	25,239,685		49.2%
Five Percent Holders :
Capitol Acquisition Management 2 LLC(3)	7,461,091		15.3%
T. Rowe Price Associates, Inc.(7)	3,062,255		6.8%
Talas Shipping GmbH & Co. KG(8)	3,028,223		6.8%
Two Mountain Ltd.(9)	2,863,737		6.4%
National Geographic Society(10)	2,801,973		6.3%

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(1)	Unless otherwise indicated, the business address of each of the individuals is 96 Morton Street, New York, New York 10014.

(2)	In connection with and as a condition to the extension of the agreements between Lindblad and National Geographic, Mr. Lindblad has entered into an option agreement granting National Geographic the right to purchase from Mr. Lindblad, for a per share price of $10.00 per share, five percent of the issued and outstanding shares of Capitol’s common stock as of July 8, 2015 including all outstanding options, warrants or other derivative securities (excluding options granted under the 2015 Long-Term Incentive Plan, 15,600,000 shares issuable upon the exercise of warrants and 1,250,000 shares of escrowed common stock, unless such escrowed shares are released from escrow, in which case such shares shall be included in the 5% calculation). The amount of shares beneficially owned includes the shares that are subject to the option agreement with National Geographic.

(3)	Represents shares held by Capitol Acquisition Management 2 LLC, of which Leland Investments Inc., an entity controlled by Mr. Ein, is the sole member. As a result, Mr. Ein has voting and dispositive control over such shares. Includes 4,004,675 shares issuable upon exercise of warrants held by Capitol Acquisition Management 2 LLC and 93,417 shares of incentive common stock, subject to forfeiture if the Company’s common stock does not trade above $13.00 per share for any 20 trading days during any 30-day period within 4 years of consummation of the Lindblad Mergers, which will be contributed to National Geographic for the purpose of the Lindblad Expeditions - National Geographic Joint Fund for Exploration and Conservation, for no additional consideration, within three business days after their release from escrow in connection with the lapse of such forfeiture conditions.

(4)	Includes 1,334,891 shares issuable upon exercise of warrants and 28,250 shares of incentive common stock, subject to forfeiture if the Company’s common stock does not trade above $13.00 per share for any 20 trading days during any 30-day period within 4 years of consummation of the Lindblad Mergers, which will be contributed to National Geographic for the purpose of the Lindblad Expeditions - National Geographic Joint Fund for Exploration and Conservation, for no additional consideration, within three business days after their release from escrow in connection with the lapse of such forfeiture conditions.

(5)	Amount represents stock options to purchase shares of common stock. Amount excludes 1,911,803 stock options to purchase common stock that are subject to vesting on January 1, 2016, December 31, 2016 and December 31, 2017.

(6)	Amount represents stock options to purchase shares of common stock. Amount excludes 637,268 stock options to purchase common stock that are subject to vesting on January 1, 2016, December 31, 2016 and December 31, 2017.

(7)	The business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. Includes shares held by T. Rowe Price New Horizons Fund, Inc. Information derived from a Schedule 13G/A filed on May 11, 2015.

(8)	The business address of Talas Shipping GmbH & Co. KG is Am Sandtorkai 48, 240457 Hamburg, Germany. Johann Killinger and Dirk Baldeweg share voting and dispositive power over such shares.

(9)	The business address of Two Mountain Ltd. is Am Sandtorkai 48, 240457 Hamburg, Germany. Johann Killinger and Dirk Baldeweg share voting and dispositive power over such shares.

(10)	The extension of the agreements between Lindblad and National Geographic was contingent on the execution by Sven-Olof Lindblad of an option agreement granting National Geographic the right to purchase from Mr. Lindblad, for a per share price of $10.00 per share, five percent of the issued and outstanding shares of Capitol’s common stock as July 8, 2015 including all outstanding options, warrants or other derivative securities (excluding options granted under the 2015 Long-Term Incentive Plan, 15,600,000 shares issuable upon the exercise of warrants and 1,250,000 shares of escrowed common stock, unless such escrowed shares are released from escrow, in which case such shares shall be included in the 5% calculation). Such agreement was entered into on April 27, 2015. The amount of common stock expected to be beneficially owned by National Geographic assumes the exercise of the option by National Geographic and is based on 44,717,759 shares of common stock and 3,821,696 stock options outstanding. The amount beneficially owned includes 375,000 shares contributed to National Geographic for the purpose of the Lindblad Expeditions - National Geographic Joint Fund for Exploration and Conservation and excludes 125,000 shares that will be contributed to National Geographic for the purpose of the Lindblad Expeditions - National Geographic Joint Fund for Exploration and Conservation by the Company’s initial stockholders if the Company’s common stock trades above $13.00 per share for any 20 trading days during any 30-day period within 4 years of consummation of the Lindblad Mergers. The business address of National Geographic is 1145 17th Street NW, Washington, DC 20036. Assuming National Geographic exercises its option to acquire shares of Capitol’s common stock, Gary E. Knell will have dispositive and/or voting power with respect to such shares by reason of his status as President and Chief Executive Officer of National Geographic. Mr. Knell disclaims beneficial ownership of any shares of Capitol’s common stock owned or acquired by National Geographic.

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Directors and Executive Officers

Information regarding the Company’s directors and executive officers is set forth in the Definitive Proxy Statement on pages 93 through 96 under the caption “Information About Executive Officers, Directors and Nominees” and is incorporated herein by reference.

Executive Compensation

Information regarding the Company’s executive compensation is described in the Definitive Proxy Statement, on pages 100 through 108, and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information regarding related party transactions and director independence is described in the Definitive Proxy Statement, on pages 152 through 154, and is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Definitive Proxy Statement, on pages 113 and 133 under the caption “Legal Proceedings” and such descriptions are incorporated herein by reference.

Price Range and Dividends of Securities

Information regarding the price range and dividends of the Company’s securities is set forth in the Definitive Proxy Statement, on page 158, and is incorporated herein by reference.

Description of Securities

A description of the Company’s securities is set forth in the Definitive Proxy Statement, on pages 155 through 157, and is incorporated herein by reference.

Indemnification of Directors and Officers

A description of indemnification obligations for directors and officers is set forth in the Company’s 424(b)(4) prospectus filed May 13, 2013 under the heading “Limitation on Liability and Indemnification of Directors and Officers” on page 81, and is incorporated herein by reference. The Company’s employment agreements with Ian Rogers and Trey Byus (described below) each provide that the Company shall indemnify the executive to the fullest extent permitted by the laws of the State of Delaware against all damages, costs, expenses and other liabilities reasonably incurred or sustained in connection with any suit, action or proceeding the executive may be made a party by reason of being or having been a director or officer of the Company or any of its subsidiaries, or having served in any other capacity or taken any other action purportedly on behalf of or at the request of the Company or any of its subsidiaries.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

       None.

Recent Sales of Unregistered Securities

See Item 3.02 of this Form 8-K, which is incorporated herein by reference.

Financial Information and Supplementary Data

See Item 9.01 of this Form 8-K, which is incorporated by reference.

Financial Statements and Exhibits

      See Item 9.01 of this Form 8-K, which is incorporated by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 8, 2015, Lindblad entered into a new credit agreement with Credit Suisse A.G. as Administrative Agent and Collateral Agent (“Credit Agreement”) for a $150.0 million facility, which was subsequently increased by Lindblad’s entry on July 8, 2015 into an amended and restated credit agreement with Credit Suisse A.G. as Administrative Agent and Collateral Agent (the “Amended Credit Agreement”) to $175.0 million as a result of syndication in June 2015. The Amended Credit Agreement provides for a $155.0 million U.S. term loan (the “U.S. Term Loan”) for the benefit of Lindblad and its domestic subsidiaries and a $20.0 million Cayman term loan for the benefit of Lindblad’s foreign subsidiaries (the “Cayman Loan,” and together with the U.S. Term Loan, the “Loans”). The gross proceeds from the Loans, net of discounts, fees and expenses, were approximately $165.2 million. The Loans bear interest at a rate based on an adjusted ICE Benchmark Administration LIBO Rate (subject to a floor of 1.00%) plus a spread of 4.50%. The Amended Credit Agreement (i) requires Lindblad to satisfy certain financial covenants as set forth in the Amended Credit Agreement; (ii) limits the amount of indebtedness Lindblad may incur; (iii) limits the amount Lindblad may spend in connection with certain types of investments; and (iv) requires the delivery of certain periodic financial statements and an operating budget. The U.S. Term Loan and the Cayman Loan both mature on May 8, 2021. The net proceeds from the term loan advances were used to repay Lindblad’s existing debt, fund a portion of the purchase consideration paid in connection with Lindblad’s purchase of the financial and equity interests in Cruise/Ferry Master Fund I, N.V. and for general corporate purposes.

The Amended Credit Agreement (i) requires Lindblad to maintain a total net leverage ratio of 4.75 to 1.00 initially, which ratio is reduced by 0.25 on March 31, 2016 with equal reductions annually thereafter until March 31, 2020, when the total net leverage ratio shall be 3.50 to 1.00 thereafter; (ii) limits the amount of indebtedness Lindblad may incur generally and specifically for intercompany debt, debt incurred to finance acquisitions and improvements, for capital and synthetic lease obligations, for standby letters of credit, and in connection with refinancings; (iii) limits the amount Lindblad may spend in connection with certain types of investments; and (iv) requires the delivery of certain periodic financial statements and an operating budget. The Amended Credit Agreement is secured by substantially all assets of the Company.

The Amended Credit Agreement is filed as Exhibit 10.13 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 2.01 of this Form 8-K relating to the sale of equity securities is incorporated herein by reference. The securities were sold solely to accredited investors under the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 8, 2015, upon the closing of the Lindblad Mergers, Sven-Olof Lindblad, Mark D. Ein, L. Dyson Dryden, John M. Fahey and Paul J. Brown were elected or re-elected, as the case may be, as directors of the Company. Mark D. Ein, L. Dyson Dryden, John M. Fahey and Paul J. Brown are considered independent directors under the rules of the Nasdaq Capital Market. In addition, Mark D. Ein was elected Chairman of the Board of Directors of the Company. Information regarding the Company’s directors is set forth in the Definitive Proxy Statement on pages 93 through 96 under the caption “Information About Executive Officers, Directors and Nominees” and is incorporated herein by reference. The composition of the Company’s committees is set forth in the Definitive Proxy Statement on pages 96 through 100 and is incorporated herein by reference.

On July 8, 2015, upon the closing of the Lindblad Mergers, Mr. Ein resigned as the Company’s Chief Executive Officer, Treasurer and Secretary and Mr. Dryden resigned as the Company’s Chief Financial Officer. The following executive officers were appointed: Sven-Olof Lindblad, Chief Executive Officer and President; Ian Rogers, Chief Operating Officer, Chief Financial Officer and Vice President; Trey Byus, Chief Expedition Officer; Richard Fontaine, Chief Marketing officer; and Pete Miller, Senior Vice President, Fleet operations. Information regarding the Company’s executive officers is set forth in the Definitive Proxy Statement on pages 93 through 96 under the caption “Information About Executive Officers, Directors and Nominees” and is incorporated herein by reference. Information regarding the Company’s executive compensation arrangements is described in the Definitive Proxy Statement, on pages 100 through 108, and the descriptions of which are incorporated herein by reference. On July 8, 2015, the Company entered into employment agreements (the “Employment Agreements”) with Ian Rogers and Trey Byus, which are described on pages 106 and 107 in the Definitive Proxy Statement and the descriptions of which are incorporated herein by reference. On July 8, 2015, the Company entered into a non-competition agreement with Sven-Olof Lindblad (the “Non-Competition Agreement”), which is described on page 103 in the Definitive Proxy Statement and the description of which is incorporated herein by reference.

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Item 5.06 Change in Shell Company Status

The material terms of the transaction pursuant to which Capitol’s wholly-owned subsidiary merged with and into Lindblad with the result that Lindblad became the direct wholly-owned subsidiary of Capitol is described Item 2.01 above and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements:

Capitol:

Condensed Balance Sheets as of March 31, 2014 (unaudited) and December 31, 2014(1)

Condensed Unaudited Statements of Operations for the three months ended March 31, 2015 and 2014(1)

Unaudited Statements of Comprehensive Loss for the three months ended March 31, 2015 and 2014 (1)

Condensed Unaudited Statements of Cash Flows for the three months ended March 31, 2015 and 2014 (1)

Notes to Unaudited Condensed Financial Statements(1)

Report of Independent Registered Public Accounting Firm(2)

Balance Sheets as of December 31, 2014 and 2013(2)

Statements of Operations for the Years Ended December 31, 2014, 2013 and 2012(2)

Statements of Changes in Shareholders’ Equity for the Years Ended December 31, 2014, 2013 and 2012(2)

Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012(2)

Notes to Financial Statements(2)

Lindblad:

Condensed Consolidated Balance Sheets as of March 31, 2015 (unaudited) and December 31, 2014(3)

Condensed Unaudited Consolidated Income Statements for the three months ended March 31, 2015 and 2014(3)

Condensed Unaudited Consolidated Statements of Cash Flows for the three months ended March 31, 2015 and 2014(3)

Notes to Unaudited Condensed Consolidated Financial Statements(3)

Report of Independent Registered Public Accounting Firm(4)

Consolidated Balance Sheets as of December 31, 2014 and 2013(4)

Consolidated Income Statements for the Years Ended December 31, 2014, 2013 and 2012(4)

Consolidated Statements of Stockholders’ Equity for the Years Ended December 2014, 2013 and 2012(4)

Consolidated Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012(4)

Notes to Consolidated Financial Statements(4)

(1) Incorporated by reference to our quarterly report on Form 10-Q for the three months ended March 31, 2015, filed with the SEC on May 11, 2015.

(2) Incorporated by reference to our annual report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 13, 2015.

(3) Incorporated by reference to pages FS-1 through FS-17 of the Definitive Proxy Statement.

(4) Incorporated by reference to pages FS-18 through FS-49 of the Definitive Proxy.

(b) Pro Forma Financial Statements:

Pro Forma Condensed Combined Balance Sheet as of March 31, 2015(1)

Pro Forma Condensed Combined Income Statement for the three month period ended March 31, 2015(1)

Pro Forma Condensed Combined Income Statement for the year ended December 31, 2014(1)

Notes to Unaudited Pro Forma Combined Financial Statements(1)

(1) Incorporated by reference to pages 67 through 81 of the Definitive Proxy Statement.

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(d) Exhibits:

Exhibit No.	Description	Included	Form	Filing Date
2.1	Agreement and Plan of Merger, dated as of March 9, 2015, by and among Capitol Acquisition Corp. II, Argo Expeditions, LLC, Argo Merger Sub, Inc. and Lindblad Expeditions, Inc. *	By Reference	8-K	March 10, 2015
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 30, 2015, by and among Capitol Acquisition Corp. II, Argo Expeditions, LLC, Argo Merger Sub, Inc. and Lindblad Expeditions, Inc.	By Reference	8-K	May 4, 2015
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of May 1, 2015, by and among Capitol Acquisition Corp. II, Argo Expeditions, LLC, Argo Merger Sub, Inc. and Lindblad Expeditions, Inc.	By Reference	8-K	May 4, 2015
3.1	Second Amended and Restated Certificate of Incorporation.	By Reference	DEFM 14-A	June 24, 2015
3.2	Bylaws.	By Reference	S-1	February 15, 2011
4.1	Specimen Unit Certificate.	By Reference	S-1/A	April 15, 2013
4.2	Specimen Common Stock Certificate.	Herewith
4.3	Specimen Warrant Certificate.	Herewith
4.4	Warrant Agreement.	By Reference	8-K	May 15, 2013
10.1	Letter Agreement signed by each of Capitol Acquisition Management 2 LLC and Mark D. Ein.	By Reference	8-K	May 15, 2013
10.2	Letter Agreement signed by L. Dyson Dryden.	By Reference	8-K	May 15, 2013
10.3	Form of Letter Agreement signed by each of Lawrence Calcano, Piyush Soda and Richard C. Donaldson.	By Reference	8-K	May 15, 2013
10.4	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.	By Reference	8-K	May 15, 2013
10.5	Stock Escrow Agreement between the Company, Continental Stock Transfer & Trust Company and each of Capitol Acquisition Management 2 LLC, Lawrence Calcano, Richard C. Donaldson, Piyush Sodha and L. Dyson Dryden.	By Reference	8-K	May 15, 2013
10.6	Registration Rights Agreement among the Company and each of Capitol Acquisition Management 2 LLC, Lawrence Calcano, Richard C. Donaldson, Piyush Sodha and L. Dyson Dryden.	By Reference	8-K	May 15, 2013
10.7	Sponsor Warrants Purchase Agreement among the Company, Graubard Miller and each of Capitol Acquisition Management 2 LLC, Lawrence Calcano, Richard C. Donaldson, Piyush Sodha and L. Dyson Dryden.	By Reference	8-K	May 15, 2013
10.8	Form of Administrative Services Agent between the Registrant and Venturehouse Group, LLC.	By Reference	S-1/A	April 29, 2013
10.9	Promissory Note issued to Leland Investments Inc.	By Reference	S-1	February 15, 2011
10.10	Form of Convertible Promissory Note.	By Reference	10-Q	August 6, 2014
10.11	2015 Long-Term Incentive Plan*.	By Reference	DEFM 14-A	June 24, 2015
10.12	Credit Agreement, dated as of May 8, 2015, among Lindblad Expeditions, Inc. and Lindblad Maritime Enterprises, Ltd. as borrowers, the lenders party thereto, and Credit Suisse AG, as Administrative Agent and Collateral Agent.	Herewith
10.13	Amended and Restated Credit Agreement, dated as of July 8, 2015, among Lindblad Expeditions, Inc. and Lindblad Maritime Enterprises, Ltd. as borrowers, the lenders from time to time party thereto, and Credit Suisse AG, as Administrative Agent and Collateral Agent.	Herewith
10.14	Non-Competition Agreement between Sven-Olof Lindblad and the Company.	Herewith
10.15	Employment Agreement between Ian Rogers and the Company and Assignment and Assumption of Option Award Agreement*.	Herewith
10.16	Employment Agreement between Trey Byus and the Company and Assignment and Assumption of Option Award Agreement*.	Herewith
10.17	Registration Rights Agreement between the stockholders of Lindblad Expeditions, Inc. and Capitol Acquisition Corp. II.	Herewith
10.18	Alliance and License Agreement, dated as of December 12, 2011, by and between National Geographic Society and Lindblad Expeditions, Inc. †	Herewith
10.19	Amendment to Alliance and License Agreement by and between National Geographic Society and Lindblad Expeditions, Inc., dated as of November 20, 2014.†	Herewith

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10.20	Second Amendment to Alliance and License Agreement by and between National Geographic Society and Lindblad Expeditions, Inc., dated as of March 9, 2015.	Herewith
10.21	Tour Operator Agreement, dated as of December 12, 2011, by and between National Geographic Society and Lindblad Expeditions, Inc.†	Herewith
10.22	Amendment to Tour Operator Agreement by and between National Geographic Society and Lindblad Expeditions, Inc., dated as of November 20, 2014.†	Herewith
10.23	Second Amendment to Tour Operator Agreement by and between National Geographic Society and Lindblad Expeditions, Inc., dated as of March 9, 2015.†	Herewith
10.24	Lindblad 2012 Stock Incentive Plan.*	Herewith
21.1	Subsidiaries.	Herewith

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Capitol agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Certain portions of the exhibit have been omitted pursuant to a request for confidential treatment. An unredacted copy of the exhibit has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(registrant)
Dated: July 10, 2015
	By:	/s/ Sven-Olof Lindblad
Sven-Olof Lindblad; President and CEO

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